CANCELLATION AGREEMENT

This Cancellation Agreement, dated July 5, 2018 (this "Agreement"), is made and entered into by and among HypGen, Inc., a Nevada corporation (the "Company"), and certain shareholders of the Company which are named on the signature page to this Agreement (together, the "Canceling Parties"), with respect to the following facts:

A. On or about June 28, 2017, the Company entered into an Asset Assignment Agreement (the “Assignment Agreement”) with Richard L. Chang Holding’s, LLC, a Nevada limited liability company (“Holdings LLC”), pursuant to which Holdings LLC contributed certain Patent Assets to the Company with the expectation that the Company would raise sufficient capital to develop the Patent Assets;

B. Pursuant to the Assignment Agreement, Holdings LLC has a right of reversion to receive the Patent Assets back from the Company in the event that the Company failed to raise a minimum of $1,000,000 in equity financing on or before June 28, 2018, and the Company has failed to raise the equity;

C. Holdings LLC has agreed to waive the right of reversion under the Assignment Agreement provided that (i) the Canceling Parties agree to cancel a certain portion of their shares; and (ii) the Company raises a minimum of $1,000,000 in equity financing on or before June 28, 2019.

D. The Canceling Parties are entering into this Agreement to, among other things, induce Holdings LLC to waive the right of reversion and provide the Company with an opportunity to raise equity financing.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.               Cancellation of Certain Shares. Each of the Cancelling Parties hereby irrevocably instructs the Company and the Company's transfer agent to cancel a portion of their Shares in the following amounts (the "Cancelled Shares") and to issue a new certificate or emter by book entry the remaining portion of their Shares in the following amounts (“Remaining Shares”:

Register Holder	Shares	Share Certificate or Book Entry Number	Date of Issuance:	Number of Cancelled Shares	Number of Remaining Shares
Holdings LLC	63,275,000	BE 3	7/19/17	48,702,282	19,847,718
First Legacy Management LLC	4,000,000	1039	12/15/17	4,000,000	0
First Legacy Management LLC	500,000	1040	12/15/17	500,000	0
First Legacy Management LLC	800,000	1041	1/11/18	800,000	0
Moretz Enterprises, LLC	8,000,000	BE5	7/19/17	5,054,492	2,945,508
Imagic, LLC	3,725,000	BE21	3/6/18	1,253,498	2,471,502
Rich Pharmaceuticals, Inc.	6,725,000	BE19	3/6/18	4,248,932	2,476,068
Steven J. Davis	6,725,000	BE6	7/19/17	4,248,932	2,476,068
Joseph Huffman	2,275,000	BE7	7/19/17	1,437,371	837,629
Growth Circle	500,000	1043	3/7/18	500,000	0
Growth Circle	500,000	1044	3/7/18	500,000	0
Growth Circle	500,000	1045	3/7/18	500,000	0
Growth Circle	500,000	1046	3/7/18	395,435	104,565
Chiropractic Care Center, Inc. Chiropractic Care Center, Inc.	2,000,000 3,000,000	BE10 BE20	7/19/17 3/6/18	2,000,000 527,245	0 2,472,755
Garrett Powell	500,000	1047	3/7/18	500,000	0
Garrett Powell	500,000	1048	3/7/18	131,811	368,189

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Following such cancellation, the Cancelled Shares will no longer be outstanding on the stock ledger of the Company and the Canceling Parties shall no longer have any interest in the Cancelled Shares whatsoever. If applicable, each of the Cancelling Parties shall immediately deliver to the Company's transfer agent the stock certificates and irrevocable instructions providing for the cancellation of the Cancelled Shares. The transfer agent shall issue a new certificate or enter by book entry the Remaining Shares to each of the Cancelling Parties and reflect the Remaining Shares as owned by the Cancelling Parties on the shareholder list of the Company. For purposes of Rule 144 of the Securities Act of 1933, as amended, and the IRS Code, the holding period for the Remaining Shares of each of the Cancelling Parties shall be the date upon which each of the Cancelling Parties was originally issued the Shares as indicated under the Column entitled “Date of Issuance” for each of the Cancelling Parties.

2.               Representations by the Canceling Parties.

(a)            Each of the Canceling Parties owns the Shares being cancelled or redeemed hereunder, of record and beneficially, free and clear of all liens, claims, charges, security interests, and encumbrances of any kind whatsoever. Each of the Canceling Parties has sole control over such Shares or sole discretionary authority over any account in which they are held. Except for this Agreement, no person has any option or right to purchase or otherwise acquire the Shares, whether by contract of sale or otherwise, nor is there a "short position" as to the Shares.

(b)            Each of the Canceling Parties has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Canceling Parties and constitutes a valid, binding obligation of the Canceling Parties, enforceable against each in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally). Each of the Cancelling Parties acknowledges and agrees that legal counsel for the Company has not represented the interests of the Cancelling Parties with respect to this Agreement and each of the Cancelling Parties has had the opportunity to discuss this Agreement with their own legal counsel and each Cancelling Party has made an independent decision to enter into this Agreement.

3.               Further Assurances. Each party to this Agreement will use his or its commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including the execution and delivery of such other documents and agreements as may be necessary to effectuate the cancellation or redemption of the Shares).

4.               Amendment and Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, with the written consent of the Company and the Canceling Parties, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Company and the Canceling Parties.

5.               Survival of Agreements, Representations and Warranties, etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement.

6.               Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Canceling Parties, and their respective successors and assigns.

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7.               Governing Law. This Agreement (including the validity thereof and the rights and obligations of the parties hereunder and thereunder) and all amendments and supplements hereof and thereof and all waivers and consents hereunder and thereunder shall be construed in accordance with and governed by the internal laws of the State of Nevada without regard to its conflict of laws rules.

8.               Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission or electronic mail in portable document format or other means intended to preserve the original graphic content of a signature. Each such counterpart shall constitute an original but all such counterparts shall together constitute but one and the same instrument.

9.               Effectiveness of Agreement. Notwithstanding any other provision contained herein, this Agreement shall become effective, and the obligations of the Company and Canceling Parties contained herein shall arise only upon, the execution of this Agreement by all of the Canceling Parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

HypGen, Inc.

By: /s/ Dr. McCoy Moretz

Name: Dr. McCoy Moretz

Title: Chief Executive Officer

[Signature Page to HypGen, Inc. Cancellation Agreement dated July 2018]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Richard L. Chang Holding’s, LLC

By: /s/ Richard L.Chang

Name: Richard L. Chang

Title: Manager

First Legacy Management LLC

By: /s/ Chuan Tin Chew

Print Name: Chuan Tin Chew

Print Title: Manager

Moretz Enterprises, LLC

By: /s/ Dr. McCoy Moretz

Name: Dr. McCoy Moretz

Title: Manager

Imagic, LLC

By: /s/ Ben Chang

Name: Ben Chang

Title: Manager

Rich Pharmaceuticals, Inc.

By: /s/ Ben Chang

Name: Ben Chang

Title: CEO

[Counterpart Signature Page to HypGen, Inc. Cancellation Agreement dated July 2018]

By: /s/ Steven J. Davis

Name: Steven J. Davis

By: /s/ Joseph Huffman

Name: Joseph Huffman

Growth Circle

By: /s/ Marcus Laun

Print Name: Marcus Laun

Print Title: Manager

Chiropractic Care Center, Inc.

By: /s/ Edward Pan

Print Name: Edward Pan

Print Title: CEO

By: /s/ Garrett Powell

Name: Garrett Powell

[Counterpart Signature Page to HypGen, Inc. Cancellation Agreement dated July 2018]

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